FIRST QUARTER 2023 FINANCIAL RESULTS May 3, 2023

2 Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model and strategy, market opportunities and trends, competition, and customers; capacity growth; market adoption of coherent optical engines; the potential for Infinera’s pluggables to drive market expansion, increase Infinera’s profitability and improve Infinera’s competitiveness in the future; Infinera’s business and growth strategy and related expectations; and Infinera’s financial outlook for the second quarter of 2023. All statements other than statements of historical fact could be deemed forward looking, including, but not limited to, statements made about future market, financial and operating performance; statements regarding future products or technology, as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for Infinera’s business; and any statements of assumptions underlying any of the items mentioned. These forward-looking statements are based on estimates and information available to Infinera at the time of this presentation and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include, among other things, continued demand growth for network capacity; the level and timing of customer capital spending; delays in the development, introduction or acceptance of new products or updates to existing products; supply chain issues, including delays, shortages and increased costs; Infinera's dependency on sole source, limited source or high-cost suppliers; aggressive business tactics by competitors and new entrants; Infinera's ability to compete in a highly competitive market; product performance problems; the effects of the macroeconomic environment on Infinera’s business, stock price and personnel; Infinera's ability to identify, attract, upskill and retain qualified personnel; Infinera's relationships with contract manufacturers and third-party partners; Infinera’s reliance on key customers; the effects of customer and supplier consolidation; the complexity of Infinera’s manufacturing processes for its optical engine and other products; Infinera’s ability to respond to rapid technological changes; failure to accurately forecast Infinera's manufacturing requirements or customer demand; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures; the partial or complete loss of Infinera's manufacturing facilities, a reduction in yield of PICs or an inability to scale to meet customer demands; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to meet such capital needs; the adverse impact of inflation and high interest rates; Infinera's ability to service its debt obligations and pursue its strategic plan; the impacts of any restructuring plans or other strategic efforts on our business; the outcome of research and development investments; risks and compliance obligations relating to Infinera's international operations as well as actions by the U.S. or foreign governments; Infinera’s effective tax rate, which may increase or fluctuate; foreign currency fluctuations; potential dilution from the issuance of additional shares of common stock in connection with the conversion of Infinera's convertible senior notes; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes on their intellectual property rights; security incidents, such as data breaches or cyber-attacks; Infinera's ability to comply with various rules and regulations, including with respect to export control and trade compliance, environmental, social, governance, privacy and data protection matters; events that are outside of Infinera's control, such as natural disasters, violence or other catastrophic events that could harm Infinera's operations; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in Infinera's periodic reports filed with the SEC, including its Annual Report on Form 10-K for the year ended on December 31, 2022, as filed with the SEC on February 27, 2023, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements. This presentation includes non-GAAP financial measures such as non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP diluted EPS and free cash flow. We present non- GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. See the Appendix to this presentation for reconciliations to the most comparable GAAP financial measures. © 2023 Infinera. All rights reserved.

Q1'23 HIGHLIGHTS

FINANCIALS

REVENUE GROWTH +16% YoY

GROSS MARGIN +450BPS YoY
(+260BPS ON A NON-GAAP BASIS)

OPERATING MARGIN +840BPS YoY
(+450BPS ON A NON-GAAP BASIS)

SOLUTIONS

STRENGTH IN LINE SYSTEMS

CONTINUED YoY GROWTH IN GX-SERIES

400G ZR+ PLUGGABLES NOW AVAILABLE FOR SALE TO CUSTOMERS

CUSTOMER SUCCESS

STRENGTH ACROSS ICPs AND SERVICE PROVIDERS

GROWTH OF ICE6 CUSTOMER BASE

EXPANSION OF OPEN XR FORUM

VALUE DRIVERS

WINNING 8 X 4 X 1 STRATEGY

COMPELLING TARGET BUSINESS MODEL

BUSINESS STRUCTURE ALIGNED WITH STRATEGY

© 2023 Infinera. All rights reserved.

FINANCIALS

FINANCIALS & COMPARISON TO PRIOR PERIODS

FINANCIAL METRICS	Q1'22	Q4'22	Q1'23	QoQ CHANGE	YoY CHANGE
Revenue ($M)	$339	$486	$392	-19%	16%
Gross Margin % *	36.2%	38.7%	38.8%	10bps	260bps
Opex ($M) *	$126	$137	$139	1%	10%
Operating Margin % *	-1.0%	10.5%	3.5%	-700bps	450bps
Diluted EPS *	($0.07)	$0.16	$0.02	($0.14)	$0.09

** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation.*

YEAR-OVER-YEAR TRENDS

1. REVENUE: STRENGTH IN USA ACROSS SERVICE PROVIDERS & ICPs
2. GROSS MARGIN: POSITIVE IMPACT OF ICE6, SOME RELIEF IN SUPPLY COSTS, PARTIALLY OFFSET BY HIGHER LINE SYSTEMS
3. OPEX: FOCUSED INVESTMENTS IN M&S AND R&D
4. OPERATING MARGIN: POSITIVE IMPACT OF HIGHER REVENUE & OPERATING LEVERAGE

M&S = Marketing & Sales
R&D = Research & Development

© 2023 Infinera. All rights reserved.

FINANCIALS

REVENUE BY REGION & BY VERTICAL

	Q1'22	Q4'22	Q1'23		QoQ CHANGE	YoY CHANGE
Region						
United States	$170.2	$296.5	$237.0		-20%	39%
Other Americas	$ 20.9	$ 26.4	$ 20.6		-22%	-1%
Europe, Middle East and Africa	$108.6	$ 98.7	$ 93.3		-5%	-14%
Asia Pacific	$ 39.2	$ 64.4	$ 41.2		-36%	5%
Total	**$338.9**	**$485.9**	**$392.1**		**-19%**	**16%**
Channel						
Direct	$260.9	$369.9	$262.9		-29%	1%
Indirect	$ 78.0	$116.0	$129.2		11%	66%
Total	**$338.9**	**$485.9**	**$392.1**		**-19%**	**16%**
Vertical						
Tier 1	$ 87.4	$135.4	$ 78.4		-42%	-10%
Other Service Provider	$159.3	$203.2	$176.5		-13%	11%
ICP	$ 71.6	$132.7	$117.7		-11%	64%
Cable	$ 20.6	$ 14.7	$ 19.5		33%	-5%
Total	**$338.9**	**$485.9**	**$392.1**		**-19%**	**16%**

GAAP revenue in $ millions; totals may not add up exactly due to rounding.

YEAR-OVER-YEAR TRENDS

1. AMERICAS: FOOTPRINT EXPANSION AT ICPs, TIER 1 & 2 GROWTH, DESIGN WINS
2. EMEA: YoY IMPACTED BY FX, TIMING OF PROJECTS, INVENTORY ADJUSTMENTS
3. APAC: STEADY GROWTH, SUSBEA STRENGTH
4. TIER 1: CONTINUED DESIGN WINS, TIMING OF PROJECTS, INVENTORY ADJUSTMENTS

© 2023 Infinera. All rights reserved.

6 O P T I C A L N E T W O R K I N G I N D U S T R Y 4 KEY DEMAND DRIVERS C O H E R E N T O P T I C A L E N G I N E S COREEDGE COHERENT 5G 80-90% Of the Optical Market will Use Coherent Optical Engines by 2025 S H I F T T O O P E N OPEN LINE SYSTEMS XPONDERS R E L E N T L E S S C A P A C I T Y G R O W T H 30% 35% 40% 45% 50% 5 YEAR BANDWIDTH CAGR 35%+ CAGR Source: Cisco VNI E C O S Y S T E M D I S R U P T I O N CAGR = Compound Annual Growth Rate © 2023 Infinera. All rights reserved. Source: Cignal AI, Dell’Oro, Omdia, LightCounting and Infinera

INFINERA'S 8x4x1 STRATEGY

STRATEGY ALIGNED WITH KEY GROWTH AREAS



EMBEDDED ENGINES



OPEN SOLUTIONS



POINT-TO-POINT PLUGGABLES



POINT-TO-MULTIPOINT PLUGGABLES


TRANSCEND

SOFTWARE & AUTOMATION

800G+ — CORE

INDUSTRY-LEADING PERFORMANCE

ICE6 ICE7 ICE8

400G — METRO

VERTICALLY INTEGRATED MODULAR SOLUTIONS

GX PORTFOLIO

100G — ACCESS

DISRUPT W/ POINT-TO-POINT AND POINT-TO-MULTIPOINT PLUGGABLES

ICE-X PLUGGABLES

UNIQUE CAPABILITIES

VERTICALLY INTEGRATED MONOLITHIC INDIUM PHOSPHIDE BASED PHOTONIC INTEGRATED CIRCUIT

MAXIMUM VALUE

LEADING PERFORMANCE & OPERATIONS, SUPERIOR MANUFACTURABILITY, OUTSTANDING CUSTOMER VALUE

© 2023 Infinera. All rights reserved.

Source: Cignal AI, Dell'Oro, Omdia, Infinera

FINANCIALS

Q2'23 NON-GAAP* OUTLOOK

REVENUE**	$375 Million +/- $20M	+5% YoY
GROSS MARGIN %	38.5% +/- 150bps	+240bps YoY
OPEX	$142 Million +/- $2M	+11% YoY
OPERATING MARGIN %	0.6% +/- 300bps	+20bps YoY
EARNINGS PER SHARE	($0.03) +/- $0.05	+$0.02 YoY

YoY comparisons reference the midpoint of Q2'23 outlook compared to Q2'22 actuals.

**See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation.*

***Q2'23 Revenue outlook, and the corresponding YoY comparison, are on a GAAP basis.*

OUR PRIORITIES

EXPAND GO-TO-MARKET INVESTMENT TO GROW MARKET SHARE

INVEST IN MARGIN-ACCRETIVE TECHNOLOGIES

CONTINUE TO DRIVE OPERATIONAL EFFICIENCIES

ENHANCE SHAREHOLDER VALUE THROUGH GROWTH & PROFITABILITY

© 2023 Infinera. All rights reserved.

APPENDIX

10 © 2023 Infinera. All rights reserved. Company Confidential. © 2023 Infinera. All rights reserved. DILUTED EARNINGS PER SHARE RECONCILIATION (1) For the three-months ended April 1, 2023, and March 26, 2022, there were 10.4 million and 40.8 million shares, respectively, excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. (2) For the three-months ended April 1, 2023, and March 26, 2022, there were 26.1 million and 29.1 million shares, respectively, excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. (3) For the three-months ended December 31, 2022, and March 26, 2022, there were no shares excluded from the calculation of diluted net income (loss) per share. April 1, 2023 December 31, 2022 March 26, 2022 Non-GAAP net income (loss) for basic earnings per share $ 5,682 $ 40,305 $ (14,020) Interest expense related to the convertible senior notes, net of tax - 1,637 - Non-GAAP net income (loss) for diluted earnings per share $ 5,682 $ 41,942 $ (14,020) Weighted average basic common shares outstanding 222,393 219,921 212,182 Dilutive effect of restricted and performance share units 3,428 1,574 - Dilutive effect of employee stock purchase plan - 18 - Dilutive effect of the 2024 convertible senior notes (1) - 10,397 - Dilutive effect of the 2027 convertible senior notes (2) - 26,120 - Dilutive effect of the 2028 convertible senior notes (3) 3,583 - - Weighted average dilutive common shares outstanding 229,404 258,030 212,182 Non-GAAP net income (loss) per common share: Basic $ 0.03 $ 0.18 $ (0.07) Diluted $ 0.02 $ 0.16 $ (0.07) Three months ended

11 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. Q2’23 OUTLOOK REPRESENTS THE MIDPOINT OF THE EXPECTED RANGES. 1. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 2. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2023 Infinera. All rights reserved. Company Confidential. © 2023 Infinera. All rights reserved. GAAP TO NON-GAAP RECONCILIATION N O T E S Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Press Release Actual Actual Actual Actual Actual Outlook Outlook Reconciliation of Gross Margin: U.S. GAAP as reported 32.9% 30.5% 34.4% 37.1% 37.5% 37.5% 37.5% +/- 1.5% Stock-based compensation expense 0.7% 0.7% 0.6% 0.7% 0.5% 0.5% Amortization of acquired intangible assets 1.8% 1.8% 1.6% 0.9% 0.9% 0.9% Restructuring and other related costs 0.0% 0.0% 0.0% 0.0% - - Inventory related charges 0.8% 3.1% 0.2% -0.1% - - Global distribution center transition costs - - 0.4% 0.1% - - Warehouse fire loss (recovery) - - 0.6% - -0.1% -0.4% Non-GAAP as adjusted 36.2% 36.1% 37.8% 38.7% 38.8% 38.5% 38.5% +/- 1.5% Reconciliation of Operating Expenses: U.S. GAAP as reported 148.1$ 148.9$ 143.7$ 155.2$ 156.4$ 162.0$ $162M +/-$2M Stock-based compensation expense (11.0)$ (15.1)$ (11.5)$ (13.8)$ (13.4)$ (14.8)$ Amortization of acquired intangible assets (3.7)$ (3.7)$ (3.6)$ (3.6)$ (3.6)$ (3.8)$ Restructuring and other related costs (7.3)$ (1.1)$ (1.1)$ (0.6)$ (0.8)$ (1.4)$ Litigation charges -$ (1.4)$ -$ -$ -$ -$ Non-GAAP as adjusted 126.1$ 127.6$ 127.5$ 137.2$ 138.6$ 142.0$ $142M +/- $2M Reconciliation of Operating Margin: U.S. GAAP as reported -10.8% -11.1% -2.4% 5.2% -2.4% -6.0% -6% +/- 3.0% Stock-based compensation expense 3.9% 5.0% 3.5% 3.5% 4.0% 4.7% Amortization of acquired intangible assets 2.9% 2.7% 2.6% 1.7% 1.8% 1.9% Restructuring and other related costs 2.2% 0.3% 0.3% 0.1% 0.2% 0.4% Inventory related charges 0.8% 3.1% 0.2% -0.1% - - Global distribution center transition costs - - 0.4% 0.1% - - Warehouse fire loss (recovery) - - 0.6% - -0.1% -0.4% Litigation charges - 0.4% - - - - Non-GAAP as adjusted -1.0% 0.4% 5.2% 10.5% 3.5% 0.6% 0.6% +/- 3.0% Reconciliation of Net Income/(Loss) per Common Share: U.S. GAAP as reported (0.20)$ (0.26)$ (0.05)$ 0.15$ (0.04)$ (0.12)$ (0.12) +/- 0.05 Stock-based compensation expense 0.07$ 0.07$ 0.06$ 0.07$ 0.07$ 0.07$ Amortization of acquired intangible assets 0.05$ 0.05$ 0.05$ 0.04$ 0.03$ 0.02$ Restructuring and other related costs 0.03$ 0.01$ 0.01$ 0.00$ 0.00$ 0.01$ Inventory related charges 0.01$ 0.05$ 0.00$ 0.00$ -$ -$ Global distribution center transition costs -$ -$ 0.01$ 0.00$ -$ -$ Warehouse fire loss (recovery) -$ -$ 0.01$ -$ 0.00$ (0.01)$ Litigation charges -$ 0.01$ -$ -$ -$ -$ Gain on extinguishment of debt -$ -$ (0.07)$ -$ -$ -$ Foreign exchange (gains) losses, net (0.03)$ 0.02$ 0.03$ (0.08)$ (0.03)$ -$ Income tax effects 0.00$ 0.00$ 0.00$ 0.00$ 0.00$ 0.00$ Non-GAAP as adjusted (0.07)$ (0.05)$ 0.05$ 0.18$ 0.03$ (0.03)$ (0.03) +/- 0.05

12 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. WE DEFINE FREE CASH FLOW AS NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES IN THE PERIOD MINUS THE PURCHASE OF PROPERTY AND EQUIPMENT MADE IN THE PERIOD. 4. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2023 Infinera. All rights reserved. Company Confidential. © 2023 Infinera. All rights reserved. GAAP TO NON-GAAP and FREE CASH FLOW RECONCILIATION N O T E S Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Actual Actual Actual Actual Actual Reconciliation of Adjusted EBITDA: Non-GAAP Net Income (Loss) (14.0)$ (10.1)$ 9.9$ 40.3$ 5.7$ Non-GAAP Interest expense 5.0$ 7.3$ 6.6$ 7.3$ 6.8$ Non-GAAP Income tax effects 6.0$ 4.7$ 4.2$ 4.3$ 3.2$ Non-GAAP Depreciation and Amortization 11.6$ 11.2$ 11.5$ 11.7$ 12.4$ Non-GAAP as adjusted 8.6$ 13.1$ 32.2$ 63.6$ 28.1$ Reconciliation of Free Cash Flow U.S. GAAP: Net cash provided by (used in) operating activities 15.8$ (72.4)$ 19.6$ (0.6)$ (1.8)$ Purchase of property and equipment (16.1)$ (10.6)$ (11.0)$ (8.3)$ (16.8)$ Free Cash Flow (0.3)$ (83.0)$ 8.6$ (8.9)$ (18.6)$

Thank You